Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Frank Jakubaitis, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of WECOSIGN, INC. on Form 10-Q for the period ended February 28, 2010 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of  WECOSIGN, INC.

April 14, 2010

	By:	/s/ FRANK JAKUBAITIS
	Name:	Frank Jakubaitis
	Title:	Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to WECOSIGN, INC. and will be retained by WECOSIGN, INC. and furnished to the Securities and Exchange Commission or its staff upon request.